UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 16, 2019
COMMISSION FILE NUMBER 1-6780
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
1 Rayonier Way
Wildlight, Florida 32097
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RAYONIER INC.

		PAGE
Item 5.07.	Submission of Matters to a Vote of Security Holders.	1
	Signature	2

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Shareholders of the Company was held on May 16, 2019 (“Annual Meeting”). At the Annual Meeting, shareholders of the Company (1) approved all nine of the director nominees for the ensuing year, (2) approved, on an advisory basis, the compensation of the Company’s named executive officers, and (3) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019.
The final voting results were as follows:

				Broker
Election of Directors, Terms Expire in 2020	Votes For	Votes Against	Abstain	Non-Votes
Richard D. Kincaid	109,400,161	1,596,518	122,534	11,468,177
Keith E. Bass	110,081,057	369,620	668,536	11,468,177
Dod A. Fraser	109,972,881	1,020,933	125,399	11,468,177
Scott R. Jones	109,919,719	531,622	667,872	11,468,177
Bernard Lanigan, Jr.	109,966,537	1,026,369	126,307	11,468,177
Blanche L. Lincoln	109,922,030	533,174	664,009	11,468,177
V. Larkin Martin	109,283,703	1,169,986	665,524	11,468,177
David L. Nunes	109,777,191	1,217,821	124,201	11,468,177
Andrew G. Wiltshire	110,546,168	448,311	124,734	11,468,177

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Advisory Vote on the Compensation of Our Named Executive Officers	107,533,147	3,314,439	271,627	11,468,177

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Ratification of Auditors	121,985,362	505,904	96,124	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Vice President, General Counsel and
Corporate Secretary
May 16, 2019

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